Trade and Other Receivables	12 Months Ended
Jun. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Receivables	Trade and Other Receivables

	2023 £’000	2022 £’000
Trade receivables	£143,336	£131,650
Prepayments	11,055	8,865
Accrued income	12,775	13,458
Research and development tax credit	3,013	3,266
Grant receivable	2,877	437
Other receivables	4,810	4,995
Total trade and other receivables	£177,866	£162,671
Trade receivables are non-interest-bearing and are generally on 30 to 90 day terms depending on the geographical territory in which sales are generated. The carrying value of trade and other receivables also represents their fair value.
Trade receivables are disclosed net of expected credit loss allowance for doubtful debts, as shown below. Credit loss rates have been established for trade receivables and accrued income based on historic loss rates.. In addition, certain balances (where there was objective evidence of credit impairment linked to the ageing of the debtor balance and an analysis of the debtors’ current financial position) have been provided for on an individual basis.
Trade receivables and accrued income represent client contract assets. Other than the expected credit loss allowance discussed above, and business-as-usual movements there were no significant changes in contract assets during the year.
Of the £12.8 million accrued income balance as of 30 June 2023, £1.2 million arises from acquired companies during the reporting period (£0.4 million as of 30 June 2022). Accrued income transfers to trade receivables, when invoices are billed to customers.
The total research and development tax credit receivable as of 30 June 2023 is £6.4 million, out of which £3.4 million is receivable in a period of over one year from the balance sheet date and presented under non-current financial assets and other receivables.
The total prepayments as of 30 June 2023 are £12.7 million, out of which £1.6 million are to be realised in a period of over one year from the balance sheet date and presented under non-current financial assets and other receivables.
The following table presents the trade receivables and accrued income ageing intervals and the allocation of the expected credit loss allowance as of 30 June 2023 and 30 June 2022:

	2023 £’000		2022 £’000
	Trade receivables and accrued income - gross	Expected credit loss allowance	Trade receivables and accrued income - gross	Expected credit loss allowance
Current	135,844	(248)	122,914	(854)
1 - 30 days overdue	8,032	(147)	7,411	(94)
31 - 60 days overdue	6,532	(104)	9,520	(338)
61 - 90 days overdue	2,447	(71)	3,465	(141)
Over 90 days overdue	7,750	(3,924)	5,821	(2,596)
Total	160,605	(4,494)	149,131	(4,023)

The gross and net amounts of trade receivables and accrued income were as follows:

	2023 £’000	2022 £’000
Trade receivables - gross	£147,830	£135,665
Expected credit loss allowance	(4,494)	(4,015)
Trade receivables - net	£143,336	£131,650

	2023 £’000	2022 £’000
Accrued income - gross	£12,775	£13,466
Expected credit loss allowance	—	(8)
Accrued income - net	£12,775	£13,458
Movements in the expected credit loss allowance were as follows:

	2023 £’000	2022 £’000
As at 1 July	£4,023	£3,537
Provided in the year	6,181	4,628
Released in the year	(5,249)	(3,889)
Utilised in the year	(301)	(492)
Effect of foreign exchange translations	(160)	239
As at 30 June	£4,494	£4,023